SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event) April 22, 2005

Golden Eagle International, Inc.
(Exact Name of Registrant as Specified in its Charter)

Colorado	0-23726	84-1116515
(State or Other	(Commission	(I.R.S. Employer
Jurisdiction of	File Number)	Identification
Incorporation)		No.)

12401 South 450 East, Building D1, Salt Lake City, Utah 84020
(Address of Principal Executive Offices) (Zip Code)

(801) 619-9320
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, If Changed Since Last Report.)

Section 1 – Registrant’s Business and Operations

Item 1.01      Entry into a Material Definitive Agreement

    a.        On May 19, 2005, Golden Eagle entered into an agreement with Atlas Precious Metals, Inc. (“Atlas”) to modify Paragraph 12 of the Sale and Purchase Agreement between the parties for the purchase by Golden Eagle of the Gold Bar mill and plant dated June 17, 2004. The modification of May 19, 2005 results in the deletion from the original Sale and Purchase Agreement of any requirement that Golden Eagle remove the Gold Bar mill and plant, or any other equipment purchased from Atlas, from Atlas’ property on which it is currently located 25 miles northeast of Eureka, Nevada. In exchange for the modification agreement dated May 19, 2005, Golden Eagle paid Atlas 20 million shares of its common stock, restricted pursuant to Rule 144 under the Securities Act of 1933. Since Golden Eagle no longer has any contingent liability regarding its rights to the Gold Bar mill and plant, those assets are being reclassified on its balance sheet from the mezzanine liability section to the net equity section as illustrated by the condensed pro forma balance sheet as of March 31, 2005, below:

Golden Eagle International, Inc. Condensed Consolidated Balance Sheets		Pro forma March 31, 2005	10Q March 31, 2005

ASSETS

CURRENT ASSETS		$54,466	$54,466

PROPERTY AND EQUIPMENT
Mining equipment and property		1,430,403	1,430,403
Plant and mill - idle	*	3,600,000	-
Mine development costs		529,618	529,618
Mineral properties		1,827,301	1,827,301
Office equipment		118,672	118,672
Vehicles and aircraft		122,540	122,540

	*	7,628,534	4,028,533
Less accumulated depreciation, depletion, and impairment		(1,803,427)	(1,803,427)

Total property and equipment	*	5,825,107	2,225,107

Plant and mill- idle	*	-	3,600,000

Total Assets		$5,879,573	$5,879,573

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES		$1,900,180	$1,900,180
REDEEMABLE COMMON STOCK		-	3,600,000

Total liabilities		1,900,180	5,500,180

STOCKHOLDERS' EQUITY
Preferred stock, par value $.01 per share;
10,000,000 shares authorized, none issued		--	--
Common stock, par value $.0001 per share; 800,000,000 authorized shares;
626,138,155 and 564,361,903 issued and outstanding shares,
respectively	*	62,973	62,613
Additional paid-in capital	*	46,669,701	43,070,061
Accumulated (deficit)		(42,753,281)	(42,753,281)

Total stockholders' equity	*	3,979,393	379,393

		$5,879,573	$5,879,573

*	Pro forma adjustments for the reclassification of the plant and mill from a liability for redeemable common stock to an asset and the reduction of liabilities ($3,600,000), and the issuance of an additional 20,000,000 shares of common stock.

        This does not reflect any adjustment for the agreement to issue shares to WSE as described in Item 1.01(b), below.

    b.        In addition, on June 1, 2005, Golden Eagle entered into a one-year contract with Western States Engineering (“WSE”) for additional engineering services relative to the dismantling of the Gold Bar mill and plant in Eureka, Nevada, and its subsequent shipping to, and re-erection on, Golden Eagle’s Buen Futuro project site in Ascension de Guarayos, Bolivia. Over the course of the one-year engineering contract, Golden Eagle will pay to Western States Engineering 10 million shares of its common stock in accordance with its 2004 Employee and Consultant Stock Benefit Plan and the registration of those shares pursuant to Regulation S-8 under the Securities Act of 1933. Golden Eagle will only be able to commence the process of dismantling, transporting, and reassembling the plant with adequate financing, estimated to be in excess of $3,500,000, and as stated in our Form 10-KSB, the initial build out of the gold plant and other infrastructure improvements will require a capital investment of about $10,000,000. Golden Eagle does not have the required capital available and cannot offer any assurance when (if ever) it will be able to finance the dismantling, transporting, and reassembling the plant. Golden Eagle expects that Western States will provide the services to Golden Eagle even if it must do so after the expiration of the one year contract.

        See also, Items 2.01, 2.02 and 3.02 below.

Item 1.02      Termination of a Material Definitive Agreement

      None

Item 1.03      Bankruptcy or Receivership

      None

Section 2 — Financial Information

Item 2.01      Completion of Acquisition or Disposition of Assets

        See also, Item 1.1 (a) and (b) above, as well as Exhibit 1.3.

Item 2.02      Results of Operations and Financial Condition

        See also, Item 1.1 (a) and (b) above, as well as Exhibit 1.3.

Item 2.03      Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

      None.

Item 2.04      Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation Under and Off-Balance       Sheet Arrangement

      None.

Item 2.05      Costs Associated with Exit or Disposal Activities

      None.

Item 2.06      Material Impairments

      None.

Section 3 — Securities Trading Markets

Item 3.01       Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

      None.

Item 3.02      Unregistered Sales of Equity Securities

(a)     Private placement of shares.

(a)(1)(i)     On April 22, 2005, 1,930,502 restricted common shares were issued to the President and CEO in exchange for his investment of $50,000.00.

(a)(1)(ii)     On April 28, 2005, 1,500,000 shares of restricted common stock were issued to a director who is an accredited investor for services in the amount of $33,000.00.

(a)(1)(iii)     On April 28, 2005, 2,000,000 shares of restricted common stock were issued to a non-U.S. Person for exploration and development in the amount of $44,000.00.

(a)(2)     There were no principal underwriters, finders, or compensationpaid in connection with the issuances described in paragraphs (a)(1)(i) through (a)(1)(iii), above.

(a)(3)     The consideration received for the sale of the shares is described in paragraphs (a)(1)(i) through (a)(1)(iii), above. In each case, the board of directors determined that the consideration was adequate as required by the Colorado Business Corporation Act.

(a)(4)     Each of the persons who acquired securities was an accredited investor as defined in Section 2(a)(15) of the Securities Act of 1933 (the “1933 Act”) and Rules 215 and 501(a) thereunder, or was not a U.S. Person as that term is defined in Regulation S. Consequently, Golden Eagle relied on the exemption from registration provided by Sections 4(2) and 4(6) under the 1933 Act and Regulations D and S thereunder. Golden Eagle did not engage in any public advertising or general solicitation in connection with the issuance of the shares. Golden Eagle provided the purchasers with disclosure of all aspects of its business, including providing them with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Golden Eagle’s investigation, Golden Eagle believes that the investors obtained all information regarding Golden Eagle they requested, received answers to all questions they posed, and otherwise understood the risks of accepting the shares for investment purposes.

(a)(5)     The securities sold were common stock, and not subject to any conversion, exchange, or exercise rights.

(a)(6)     Golden Eagle used the cash proceeds received for general and administrative expenses.

(b)     Issuance of shares to Atlas.

(b)(1)     On May 19, 2005, Golden Eagle issued 20,000,000 restricted common shares were issued to Atlas Precious Metals, Inc. as described in Item 1.01(a), above.

(b)(2)     There were no principal underwriters, finders, or compensationpaid in connection with the issuances described in paragraphs (b)(1), above.

(b)(3)     The consideration received for the sale of the shares is described in Item 1.01(a), above. The board of directors determined that the consideration was adequate as required by the Colorado Business Corporation Act.

(b)(4)     Atlas has represented to Golden Eagle that it is an accredited investor as defined in Section 2(a)(15) of the Securities Act of 1933 (the “1933 Act”) and Rules 215 and 501(a) thereunder. Consequently, Golden Eagle relied on the exemption from registration provided by Sections 4(2) and 4(6) under the 1933 Act and Regulation D thereunder. Golden Eagle did not engage in any public advertising or general solicitation in connection with the issuance of the shares. Golden Eagle provided Atlas with disclosure of all aspects of its business, including providing Atlas with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Golden Eagle’s investigation, Golden Eagle believes that Atlas obtained all information regarding Golden Eagle it requested, received answers to all questions it posed, and otherwise understood the risks of accepting the shares for investment purposes.

(b)(5)     The securities sold were common stock, and not subject to any conversion, exchange, or exercise rights.

(b)(6)     Golden Eagle received no cash proceeds from the issuance of these shares.

(c)     Issuance of shares to WSE.

(c)(1)     On June 1, 2005, Golden Eagle agreed to issue 10,000,000 restricted common shares as described in Item 1.01(b), above.

(c)(2)     There were no principal underwriters, finders, or compensationpaid in connection with the issuances described in paragraph (b)(1), above.

(c)(3)     The consideration received for the sale of the shares is described in Item 1.01(b), above. In each case, the board of directors determined that the consideration was adequate as required by the Colorado Business Corporation Act.

(c)(4)     Each of the persons who acquired securities through WSE represented that he was an accredited investor as defined in Section 2(a)(15) of the Securities Act of 1933 (the “1933 Act”) and Rules 215 and 501(a) thereunder, or that such person was a sophisticated investor who understood the risks of accepting the securities as partial consideration for the consulting services to be rendered. Consequently, Golden Eagle relied on the exemption from registration provided by Section 4(2) under the 1933 Act. Golden Eagle did not engage in any public advertising or general solicitation in connection with the issuance of the shares. Golden Eagle provided the purchasers with disclosure of all aspects of its business, including providing them with its reports filed with the Securities and Exchange Commission, press releases, access to its auditors, and other financial, business, and corporate information. Based on Golden Eagle’s investigation, Golden Eagle believes that the investors obtained all information regarding Golden Eagle they requested, received answers to all questions they posed, and otherwise understood the risks of accepting the shares for investment purposes.

(c)(5)     The securities sold were common stock, and not subject to any conversion, exchange, or exercise rights.

(c)(6)     Golden Eagle received no cash proceeds.

Item 3.03      Material Modification to Rights of Security Holders

      None.

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.01      Changes in Registrant’s Certifying Accountants

      None.

Item 4.02      Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

      None.

Section 5 — Corporate Governance and Management

Item 5.01      Changes in Control of Registrant

      None.

Item 5.02      Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

      None.

Item 5.03      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

      None.

Item 5.04      Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans

      None.

Item 5.05       Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

      None.

Section 6 — [Reserved]

Section 7 — Regulation FD

Item 7.01      Regulation FD Disclosure

      None.

Section 8 — Other Events

Item 8.01      Other Events

      None.

Section 9 — Financial Statements and Exhibits

Item 9.01      Financial Statements and Exhibits

1.1       Agreement Modifying Original Purchase and Sale Agreement Regarding the Gold Bar Mill and Plant.

1.2       Agreement for Engineering Services Relative to the Dismantling, Shipping and Re-erection of the Gold Bar Mill and Plant.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 1st day of June, 2005.

GOLDEN EAGLE INTERNATIONAL, INC. By: /s/ Terry C. Turner —————————————— Terry C. Turner Director and Principal Executive Officer